VAN KAMPEN FOCUS PORTFOLIOS, MUNICIPAL SERIES
                                       and
               VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the prospectus, during the initial offering period of a Trust, unitholders of any Van Kampen-sponsored unit investment trust and unitholders of unaffiliated unit investment trusts may utilize their redemption or termination proceeds from such a trust to purchase Units of a Trust at a reduced sales charge. The reduced sales charge will be equal to the lesser of $35 per Unit or 3.50% of the Public Offering Price per Unit for an IM-IT, Investment Grade Municipal, Long-Term State or Insured Income Trust and broker-dealers and other selling firms will be allowed a concession or agency commission in connection with these transactions equal to $25 per Unit. The reduced sales charge will be equal to the lesser of $25 or 2.50% of the Public Offering Price per Unit for a Strategic Municipal Trust or Investment Grade Trust and broker-dealers and other selling firms will be allowed a concession or agency commission in connection with these transactions equal to $17.50 per Unit.

Supplement Dated:  March 13, 2002